UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 26, 2012

PRUDENTIAL FINANCIAL, INC.

(Exact name of registrant as specified in its charter)

New Jersey	001-16707	22-3703799
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

751 Broad Street

Newark, New Jersey 07102

(Address of principal executive offices and zip code)

(973) 802-6000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

Prudential Financial, Inc., a New Jersey corporation (the “Company”), furnishes herewith, as Exhibit 99.1, supplementary financial information for its Financial Services Businesses reflecting the retrospective adoption of revised U.S. GAAP accounting standards related to deferred policy acquisition costs.

See also the response to Item 7.01 below, which is incorporated herein by reference.

Item 7.01 Regulation FD Disclosure.

A.	Retrospective Adoption of Revised Accounting Standards Related to Deferred Policy Acquisition Costs (“DAC”). In October 2010, the Financial Accounting Standards Board issued authoritative guidance to address diversity in practice regarding the interpretation of which costs relating to the acquisition of new or renewal insurance contracts qualify for deferral. Under the amended guidance, acquisition costs are to include only those costs that are directly related to the acquisition or renewal of insurance contracts by applying a model similar to the accounting for loan origination costs. An entity may defer incremental direct costs of contract acquisition with independent third parties or employees that are essential to the contract transaction, as well as the portion of employee compensation, including payroll fringe benefits, and other costs directly related to underwriting, policy issuance and processing, medical inspection, and contract selling for successfully negotiated contracts.

The Company adopted this guidance effective January 1, 2012 and applied the retrospective method of adoption. The impact from retrospective adoption of this guidance on Prudential Financial, Inc.’s consolidated balance sheet as of December 31, 2011 was a reduction in deferred policy acquisition costs of $4.1 billion for the Financial Services Businesses and $0.2 billion for the Closed Block Business, an increase in policy reserves for certain limited pay contracts of $0.2 billion for the Financial Services Businesses, and a reduction in total equity of $2.8 billion for the Financial Services Businesses and $0.2 billion for the Closed Block Business. The impact from retrospective adoption of this guidance on pre-tax adjusted operating income (1) for the Financial Services Businesses and consolidated net income attributable to Prudential Financial, Inc. for the years ended December 31, 2011, 2010 and 2009 are presented in the table below.

Adjusted operating income differs from net income and income from continuing operations determined in accordance with GAAP but is the financial measure that the Company uses to analyze the operations of each segment in managing its Financial Services Businesses. See note (1) to the schedule below.

The following schedule shows the effect on adjusted operating income before income taxes for the periods indicated for the matters described above:

	Year Ended December 31,
	2011	2010	2009
	(in millions)
Adjusted operating income before income taxes for Financial Services Businesses (1) prior to retrospective application of amended guidance for deferred policy acquisition costs	$4,273	$3,982	$3,288

Impact of retrospective application of amended guidance for deferred policy acquisition costs:
Individual Annuities segment	(51)	(96)	(85)
Retirement segment	(4)	(7)	(3)
Individual Life segment	(35)	(18)	(48)
Group Insurance segment	(3)	(3)	(2)
International Insurance segment	(322)	(170)	(192)
Corporate and Other operations	(12)	(26)	(9)

Subtotal	(427)	(320)	(339)
Adjusted operating income before income taxes for Financial Services Businesses as currently reported	$3,846	$3,662	$2,949

The following schedule shows the impact of the retrospective application of amended guidance for deferred policy acquisition costs on the reconciliation of adjusted operating income to net income of Financial Services Businesses attributable to Prudential Financial, Inc.:

	Year Ended December 31,
	2011	2010	2009
	(in millions)
Adjusted operating income before income taxes for Financial Services Businesses	$(427)	$(320)	$(339)
Income taxes, applicable to adjusted operating income	(145)	(105)	(112)

Financial Services Businesses after-tax adjusted operating income	(282)	(215)	(227)

Reconciling items:
Realized investment gains (losses), net, and related adjustments	(18)	36	3
Charges related to realized investment gains (losses), net	180	(1)	36
Equity in earnings of operating joint ventures and earnings attributable to noncontrolling interests	3	3	—

Total reconciling items, before income taxes	165	38	39
Income taxes, not applicable to adjusted operating income	15	35	31

Total reconciling items, after income taxes	150	3	8

Income from continuing operations (after-tax) of Financial Services Businesses before equity in earnings of operating joint ventures	(132)	(212)	(219)

Equity in earnings of operating joint ventures, net of taxes and earnings attributable to noncontrolling interests	(3)	(2)	—

Income from continuing operations attributable to Prudential Financial, Inc.	(135)	(214)	(219)

Income from continuing operations (after-tax) of Financial Services Businesses	(135)	(214)	(219)

Net income of Financial Services Businesses	(135)	(214)	(219)

Net income of Financial Services Businesses attributable to Prudential Financial, Inc.	$(135)	$(214)	$(219)

Reconciliation to Consolidated Net Income Attributable to Prudential Financial, Inc:
Net income of Financial Services Businesses attributable to Prudential Financial, Inc. (above)	$(135)	$(214)	$(219)
Net income (loss) of Closed Block Business attributable to Prudential Financial, Inc.	11	14	1

Consolidated net income attributable to Prudential Financial, Inc.	$(124)	$(200)	$(218)

Shown below are the contributions of each segment and Corporate and Other operations to adjusted operating income as currently reported for the periods indicated, which reflects the retrospective adoption of the amended guidance, and a reconciliation of adjusted operating income as currently reported, of our segments and Corporate and Other operations to net income of Financial Services Businesses attributable to Prudential Financial, Inc.:

	Year Ended December 31,
	2011	2010	2009
	(in millions)
Adjusted operating income before income taxes for Financial Services Businesses by Segment:
Individual Annuities	$662	$950	$672
Retirement	594	565	491
Asset Management	659	487	55

Total U.S. Retirement Solutions and Investment Management Division	1,915	2,002	1,218

Individual Life	482	482	514
Group Insurance	205	212	329

Total U.S. Individual Life and Group Insurance Division	687	694	843

International Insurance	2,383	1,915	1,676

Total International Insurance Division	2,383	1,915	1,676

Corporate and Other operations	(1,139)	(949)	(788)

Total Corporate and Other	(1,139)	(949)	(788)

Adjusted operating income before income taxes	3,846	3,662	2,949
Income taxes, applicable to adjusted operating income	994	961	718

Financial Services Businesses after-tax adjusted operating income	2,852	2,701	2,231

Reconciling items:
Realized investment gains (losses), net, and related adjustments	2,503	152	(1,213)
Charges related to realized investment gains (losses), net	(1,656)	(179)	(456)
Investment gains on trading account assets supporting insurance liabilities, net	223	501	1,601
Change in experience-rated contractholder liabilities due to asset value changes	(123)	(631)	(899)
Divested businesses	54	(25)	2,086
Equity in earnings of operating joint ventures and earnings attributable to noncontrolling interests	(189)	(95)	(2,364)

Total reconciling items, before income taxes	812	(277)	(1,245)
Income taxes, not applicable to adjusted operating income	413	27	(668)

Total reconciling items, after income taxes	399	(304)	(577)

Income from continuing operations (after-tax) of Financial Services Businesses before equity in earnings of operating joint ventures	3,251	2,397	1,654
Equity in earnings of operating joint ventures, net of taxes and earnings attributable to noncontrolling interests	110	71	1,557

Income from continuing operations attributable to Prudential Financial, Inc.	3,361	2,468	3,211
Earnings attributable to noncontrolling interests	72	11	(34)

Income from continuing operations (after-tax) of Financial Services Businesses	3,433	2,479	3,177
Income (loss) from discontinued operations, net of taxes	35	32	(19)

Net income of Financial Services Businesses	3,468	2,511	3,158
Less: Income (loss) attributable to noncontrolling interests	72	11	(34)

Net income of Financial Services Businesses attributable to Prudential Financial, Inc.	$3,396	$2,500	$3,192

Reconciliation to Consolidated Net Income Attributable to Prudential Financial, Inc:
Net income of Financial Services Businesses attributable to Prudential Financial, Inc. (above)	$3,396	$2,500	$3,192
Net income (loss) of Closed Block Business attributable to Prudential Financial, Inc.	146	495	(286)

Consolidated net income attributable to Prudential Financial, Inc.	$3,542	$2,995	$2,906

(1)	Adjusted operating income is a non-GAAP measure of performance of our Financial Services Businesses that excludes “Realized investment gains (losses), net”, as adjusted, and related charges and adjustments; net investment gains and losses on trading account assets supporting insurance liabilities; change in experience-rated contractholder liabilities due to asset value changes; results of divested businesses and discontinued operations; earnings attributable to noncontrolling interests; and the related tax effects thereof. Adjusted operating income includes equity in earnings of operating joint ventures and the related tax effects thereof. Realized investment gains (losses) within certain of our businesses for which such gains (losses) are a principal source of earnings, and those associated with terminating hedges of foreign currency earnings and current period yield adjustments are included in adjusted operating income. Adjusted operating income excludes realized investment gains and losses from products that contain embedded derivatives, and from associated derivative portfolios that are part of a hedging program related to the risk of those products. Adjusted operating income also excludes gains and losses from changes in value of certain assets and liabilities relating to foreign currency exchange movements that have been economically hedged or considered part of our capital funding strategies for our international subsidiaries, as well as gains and losses on certain investments that are classified as other trading account assets. Adjusted operating income does not equate to “Income from continuing operations” as determined in accordance with GAAP but is the measure of profit or loss we use to evaluate segment performance. Adjusted operating income is not a substitute for income determined in accordance with GAAP, and our definition of adjusted operating income may differ from that used by other companies. The items above are important to an understanding of our overall results of operations. However, we believe that the presentation of adjusted operating income as we measure it for management purposes enhances the understanding of our results of operations by highlighting the results from ongoing operations and the underlying profitability factors of our businesses.

B.	Supplementary Financial Information – Retrospective Adoption of Revised U.S. GAAP Accounting Standards for DAC Effective January 1, 2012. The Company furnishes herewith, as Exhibit 99.1, supplementary financial information for its Financial Services Businesses reflecting the retrospective adoption of revised accounting standards related to DAC, as described above.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

99.1 Supplementary Financial Information - Retrospective Adoption of Revised U.S. GAAP Accounting Standards for Deferred Policy Acquisition Costs Effective January 1, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 26, 2012

PRUDENTIAL FINANCIAL, INC.

By:	/s/ Peter B. Sayre
Name:	Peter B. Sayre
Title:	Senior Vice President and Principal Accounting Officer

Exhibit Index

Exhibit No.	Description

99.1	Supplementary Financial Information - Retrospective Adoption of Revised U.S. GAAP Accounting Standards for Deferred Policy Acquisition Costs Effective January 1, 2012.